UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On a Form 8-K filed with the Securities and Exchange Commission on November 29, 2013 (the “Original 8-K”), IDT Corporation (the “Registrant” or the “Company”) announced that the Compensation Committee of the Company’s Board of Directors had approved a compensatory arrangement with Howard Jonas that will be effective January 1, 2014.  The Original 8-K briefly described the compensatory arrangement.  On December 20, 2013, the company and Mr. Jonas entered into an employment agreement (the “Agreement”) memorializing the compensatory arrangement.

A copy of the Agreement is attached hereto as Exhibit 10.01 and is incorporated by reference herein as if set forth in full. The description of the terms and conditions of the compensatory arrangement set forth in the Original 8-K is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.01	Third Amended and Restated Employment Agreement, dated December 20, 2013, between the Registrant and Howard S. Jonas.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Howard S. Jonas
Name:	Howard S. Jonas
Title:	Chief Executive Officer

Dated: December 27, 2013

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EXHIBIT INDEX

Exhibit Number	Document
10.01	Third Amended and Restated Employment Agreement, dated December 20, 2013, between the Registrant and Howard S. Jonas.

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